                                                                    EXHIBIT 10.3

                              SUBSIDIARY GUARANTY

          GUARANTY, dated as of July 29, 1999, made by McNaughton Apparel Holdings Inc. a South Carolina corporation (the "Guarantor"), in favor of each
                                                 ---------
of the Lenders (as hereinafter defined) and NATIONSBANC COMMERCIAL CORPORATION, as collateral agent for the Lenders (the "Collateral Agent") pursuant to the
                                          ----------------
Amended and Restated Financing Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, McNaughton Apparel Group Inc., a Delaware corporation f/k/a Norton McNaughton, Inc. (the "Company"), Norton McNaughton of Squire, Inc., a
                              -------
New York corporation ("Squire"), Miss Erika, Inc. a Delaware corporation ("Miss
                       ------                                              ----
Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation f/k/a JJ Acquisition
-----
Corp. ("Jeri-Jo"), the financial institutions from time to time party to the
        -------
Amended and Restated Financing Agreement (the "Lenders"), NationsBanc Commercial
                                               -------
Corporation, as collateral agent (the "Collateral Agent"), The CIT
                                       ----------------
Group/Commercial Services, Inc., as administrative agent (the "Administrative
                                                               --------------
Agent") and Fleet Bank NA, as documentation agent (the "Documentation Agent")
-----                                                   -------------------
are parties to an Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the

"Amended and Restated Financing Agreement");
-----------------------------------------

          WHEREAS, the Company directly owns all of the issued and outstanding shares of capital stock of the Guarantor; and

          WHEREAS, pursuant to Section 7.01(b) of the Amended and Restated Financing Agreement, the Guarantor is required to execute and deliver to the Collateral Agent a guaranty guaranteeing all Loans and Reimbursement Obligations (each as defined in the Amended and Restated Financing Agreement) and all other obligations under the Amended and Restated Financing Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining letters of credit, in each case pursuant to the Amended and Restated Financing Agreement, the Guarantor hereby agrees with the Lenders and the Collateral Agent as follows:

          SECTION 1.  Definitions.  Reference is hereby made to the Amended and
                      -----------
Restated Financing Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2.  Guaranty.  The Guarantor hereby (i) irrevocably,
                      --------
absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Notes, the Amended and Restated Financing Agreement and the other Loan Documents, including, without limitation, all Letter of Credit Obligations and all Ledger Debt, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expenses, indemnifications or otherwise (the "Obligations"), and (ii) agrees to pay any
                                    -----------
and all expenses (including counsel fees and expenses) incurred by the Collateral Agent and the Lenders in enforcing their rights under this Guaranty.

          SECTION 3.  Guarantor's Obligations Unconditional.
                      -------------------------------------

          (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Collateral Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Amended and Restated Financing Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents);
(iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations;
(iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Collateral Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

          (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full after the Total Commitment shall have been terminated and all Letters of Credit are canceled or cash collateralized, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

          SECTION 4.  Waivers.  The Guarantor hereby waives, to the extent
                      -------
permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrowers;
(iii) notice of any actions taken by the Collateral Agent, the Borrowers or any Lender under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Collateral Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral; and (vii) any other defense available to the Guarantor.

          SECTION 5.  Subrogation.  Until the Obligations have been satisfied in
                      -----------
full, the Guarantor hereby waives and irrevocably agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower on account of any payments made under this Guaranty or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Collateral Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Collateral Agent to be applied in whole or in part by the Collateral Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Amended and Restated Financing Agreement.

          SECTION 6.  Representations and Warranties.  The Guarantor hereby
                      ------------------------------
represents and warrants as follows:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action, (ii) do not contravene its charter or by-laws or any applicable law, (iii) do not violate any contractual restriction binding on or otherwise affecting the Guarantor, and (iv) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to any such Loan Document.

          (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

          (d) Each of this Guaranty and the other Loan Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general equity principles affecting the enforcement of creditors' rights generally.

          (e) There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

          (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers, and has no need of, or right to obtain from the Collateral Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come under the control of the Collateral Agent or any Lender.

          SECTION 7.  Right of Set-off.  Upon the occurrence and during the
                      ----------------
continuance of any Event of Default, the Collateral Agent, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Agent, the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Collateral Agent, the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Collateral Agent, the Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Collateral Agent, the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent and the Lenders may have.

          SECTION 8.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address at c/o McNaughton Apparel Group,, Inc., 463 Seventh Avenue, 9th Floor, New York, NY 10018; if to the Collateral Agent, to it at its address set forth in the Amended and Restated Financing Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day.

          SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.
                      ---------------------------------------------

          (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Guarantor hereby irrevocably appoints Haythe & Curley, Attn: Bradley P. Cost, Esq. (the "Process Agent"), with an office on the date hereof at 237 Park Avenue, New
--------------
York, NY 10017, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 9 shall affect the right of the Collateral Agent to serve legal process in any other manner permitted by law or affect the right of the Collateral Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

          (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

          SECTION 10.   WAIVER OF JURY TRIAL.  EACH OF THE GUARANTOR AND, BY
                        --------------------
ACCEPTANCE HEREOF, THE COLLATERAL AGENT AND THE LENDERS WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 11.   Miscellaneous.
                        -------------

          (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Collateral Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of the Collateral Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 12.08 of the Amended and Restated Financing Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

          (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                         MCNAUGHTON APPAREL HOLDINGS INC.

                         By:  _________________________
                              Name:
                              Title: